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                                                                    EXHIBIT 10.6


                            PATENT SECURITY AGREEMENT

                  This PATENT SECURITY AGREEMENT, dated as of March 24, 2000, by and among the Grantors identified as such on the signature pages hereof (each a "Grantor" and collectively "Grantors"), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, in its capacity as Agent for Lenders.

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof by and among Baldwin, the Persons named therein as Credit Parties, Agent and the Persons signatory thereto from time to time as Lenders (including all annexes, exhibits or schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), Lenders have agreed to make the Loans and to incur Letter of Credit Obligations on behalf of Baldwin;

                  WHEREAS, Agent and Lenders are willing to make the Loans and to incur Letter of Credit Obligations as provided for in the Credit Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for itself and the ratable benefit of Lenders, that certain Security Agreement dated as of the date herewith (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Security Agreement");

                  WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for itself and the ratable benefit of Lenders, this Patent Security Agreement;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                  1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in Annex A thereto to the Credit Agreement.

                  2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Grantors hereby grant to Agent, on behalf of itself and Lenders, a continuing first priority security interest in all of Grantors' right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "Patent Collateral"):

                  (a) all of its Patents and Patent Licenses to which it is a party including those referred to on Schedule I hereto;

                  (b) all reissues, continuations or extensions of the foregoing; and


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                  (c) all products and proceeds of the foregoing, including, without limitation, any claim by Grantors against third parties for past, present or future infringement or dilution of any Patent or any Patent licensed under any Patent License.

                  3. SECURITY AGREEMENT. The security interests granted pursuant to this Patent Security Agreement are granted in conjunction with the security interests granted to Agent, on behalf of itself and Lenders, pursuant to the Security Agreement. Grantors hereby acknowledge and affirm that the rights and remedies of Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

                            [signature page follows]


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                  IN WITNESS WHEREOF, each of the parties has caused this Patent
Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.



                        "Grantors"

                        BALDWIN PIANO & ORGAN COMPANY, a Delaware corporation


                        By: /s/ DUANE D. KIMBLE
                            ---------------------------------
                            Duane D. Kimble
                            Executive Vice President and Chief Financial Officer

                        Address for Notices:

                        4680 Parkway Drive
                        Mason, OH 45040-5301
                        Attention: Chief Financial Officer
                        Telecopier No.: (513) 754-4579
                        Telephone No.: (513) 754-4647


                        THE WURLITZER COMPANY, a Delaware corporation


                        By: /s/ DUANE D. KIMBLE
                            ---------------------------------
                            Duane D. Kimble
                            Vice President and Chief Financial Officer


                        Address for Notices:

                        c/o Baldwin Piano & Organ Company
                        4680 Parkway Drive
                        Mason, OH  45040-5301
                        Attention: Chief Financial Officer
                        Telecopier No.: (513) 754-4579
                        Telephone No.: (513) 754-4647





                                      S-1

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                                 "Agent"

                                 GENERAL ELECTRIC CAPITAL CORPORATION

                                 By: /s/ CHARLES CHIODO
                                     -----------------------------
                                     Charles Chiodo
                                     A Duly Authorized Signatory



                                 Address for Notices:

                                 800 Connecticut Avenue, Two North
                                 Norwalk, Connecticut 06854
                                 Attention:  Account Manager - Baldwin Piano
                                 Telecopier No.:  (203) 852-3630
                                 Telephone No.:  (203) 852-3616




                                      S-2
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ACKNOWLEDGMENT OF GRANTOR
STATE OF NEW YORK     )
                      )       ss.
COUNTY OF NEW YORK    )

                  On this 24th day of March, 2000 before me personally appeared Duane D. Kimble, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Baldwin Piano & Organ Company, who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.


                                                     /s/ MARIA C. SANTIAGO
                                                     -------------------------
                           {seal}                    Notary Public


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ACKNOWLEDGMENT OF GRANTOR
STATE OF NEW YORK     )
                      )       ss.
COUNTY OF NEW YORK    )

                  On this 24th day of March, 2000 before me personally appeared Duane D. Kimble, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of The Wurlitzer Company, who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.


                                                     /s/ MARIA C. SANTIAGO
                                                     -------------------------
                           {seal}                    Notary Public